OTCQX: TGEN Q3 2023 EARNINGS CALL NOVEMBER 9, 2023 1

MANAGEMENT Abinand Rangesh – CEO & CFO Robert Panora – COO & President Roger Deschenes – CAO Jack Whiting – General Counsel & Secretary 2

SAFE HARBOR STATEMENT This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, Income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

AGENDA Progress Update 3Q 2023 Results Q&A 4

5 Progress Update - Key Numbers Q4 22 Q1 23 Q2 23 Q3 23 Revenue $4.53m $5.37m $6.75m $7.11m Adjusted EBITDA Loss $1.15m Loss $1.28m Loss $592k Loss $181k Loss Inventory $10.48m $11.86m $12.03 m $11.04m Backlog $6.7m $7.05m $8.23m $7.5m • Service margin adversely affected presently due to material replacements of engines and heat exchangers. Expect recovery to >50% margins by Q2 2024. • Present cash position $1.1m • Backlog by segment 63% Indoor Agriculture, 10% Education, 14% residential • Putting Reverse Split to Shareholder Approval, likely early 2024 with a view to uplist subject to share price and value of public float.

6 Product Marketing Update • Targeted marketing via informational articles in specialist trade publications • Direct outreach to contractors and design build firms working on process cooling • Product Sales Pipeline for FY 2023 will be 20% higher than FY 2022 (presently 16% higher) Sales Pipeline 16% Growth

POWER GENERATION + RESILIENCY CLEAN COOLING Hybrid and Engine Driven Chillers with lower operating cost and lower greenhouse gas footprint compared to competing solutions LONG TERM MAINTENANCE & ENERGY ASSET MANAGEMENTModular microgrids for energy savings, greenhouse gas (GHG) reductions and resiliency to grid outages Helping customers achieve predictable energy savings with comprehensive maintenance services

REVENUE SEGMENTS We service most purchased Tecogen equipment in operation through long term maintenance agreements through 11 service centers in North America and perform certain equipment installation work. SERVICES CLEAN, GREEN POWER, COOLING AND HEAT Sales of combined heat and power, and clean cooling systems to building owners. Key market segments include multifamily residential, health care and indoor cultivation. PRODUCT SALES We sell electrical energy and thermal energy produced by our equipment onsite at customer facilities. ENERGY SALES 8

3Q 2023 RESULTS Revenue = $7.1 million, up 7.5% from Q3 22 Key Points • Net loss $482k • Net loss of $0.02/share Q3 2023 • Cash and equivalents balance of $646 thousand, presently $1.1m Gross Profit = $2.9 million, up 1% from Q3 22 Op Ex = $3.3 million – increase attributable in part to Aegis acquisition 9 $ in thousands 3Q'23 3Q'22 QoQ Change % Revenues Products $ 2,939 $ 3,207 $ (268) Services 3,843 3,079 764 Energy Production 331 333 (2) Total Revenue 7,113 6,618 494 7.5% Gross Profit Products 1,269 1,132 137 Services 1,496 1,596 (100) Energy Production 161 165 (4) Total Gross Profit 2,926 2,893 33 1.1% Gross Margin: % Products 43% 35% 8% Services 39% 52% -13% Energy Production 49% 50% -1% Total Gross Margin 41% 44% -3% Operating Expenses General & administrative 2,709 2,343 365 Selling 425 568 (142) Research and development 160 202 (42) Gain on disposition of assets - (5) 5 Total operating expenses 3,294 3,108 186 6.0% Operating loss (368) (214) (155) 72.3% Net loss $ (482) $ (257) $ (225) 87.6%

3Q 2023 ADJUSTED EBITDA RECONCILIATION EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization EBITDA and adjusted EBITDA were both negative at $0.18m and $0.07m respectively EBITDA Non-cash adjustments • Stock based compensation • Unrealized loss on investment securities *Adjusted EBITDA is defined as net Income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt 10 Non-GAAP financial disclosure (in thousands) 2023 2022 Net loss attributable to Tecogen Inc. (482)$ (257)$ Interest expense, net 6 2 Income tax expense - 6 Depreciation & amortization, net 169 107 EBITDA (307) (141) Stock based compensation 69 69 Unrealized loss on marketable securities 56 - Adjusted EBITDA* (182)$ (72)$ Quarter Ended, September 30

3Q 2023 PERFORMANCE BY SEGMENT Products Chiller revenue increased 17.8% - margin has recovered to 43% Cogeneration margin – 39% Services Service contracts revenue increased 24.8% Existing service contract revenue increased 5.0% Aegis acquired contract revenue $603K Service margin lower in Q3 23 due to timing of engine replacements across the service fleet. Energy Production Revenue decreased 1% QoQ 11 3Q Revenues ($ thousands) 2023 2022 QoQ Change % Revenues Cogeneration 899$ 1,548$ -42% Chiller 1,935 1,642 18% Engineered accessories 105 16 536% Total Product Revenues 2,939 3,206 -8% Services 3,843 3,078 25% Energy Production 331 333 -1% Total Revenues 7,113 6,618 7% Cost of Sales Products 1,670 2,074 -19% Services 2,347 1,482 58% Energy Production 170 168 1% Total Cost of Sales 4,187 3,724 12% Gross Profit 2,926 2,893 1% Net loss (482)$ (257)$ Gross Margin Products 43% 35% Services 39% 52% Energy Production 49% 50% Overall 41% 44% QTD Gross Margin 2023 2022 Target Overall 41% 44% >40%

PLANS TO INCREASE MARGIN 12 Product Margin Further increase in prices for some products Improve commonality of parts across products to improve purchasing power Redesign where necessary to reduce complexity Service Margin Increased prices on contract renewals Increased billable contract work to improve site performance Increase service intervals with larger oil reservoirs, engine cylinder head improvements and better runtime algorithms to reduce wear and tear

Priorities SUMMARY AND Q&A Company Information Tecogen Inc. 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information Abinand Rangesh, CEO 781.466.6487 Abinand.rangesh@Tecogen.com 13 ✓ Cashflow ✓ Grow revenue and backlog ✓ Increase margin for both Services and Products